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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2006

                          Commonwealth Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

               Virginia                 01-17377             54-1460991
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     (State or other jurisdiction     (Commission        (I.R.S. Employer
           of incorporation)          File Number)      Identification No.)

            403 Boush Street, Norfolk, Virginia                 23510
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         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS
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Item 8.01 Other Events.

     On May 18, 2006, Commonwealth Bankshares, Inc. issued a press release announcing the declaration of an 11-for-10 stock split on its common stock, payable June 30, 2006 to shareholders of record as of June 19, 2006. Shareholders will receive 1 additional share for every 10 shares held. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

              99.1 Press Release, dated May 18, 2006, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces an 11-for-10 Stock Split."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Commonwealth Bankshares, Inc.


Date: May 18, 2006                           By:    /s/ Cynthia A. Sabol, CPA
                                                    ----------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer